Exhibit 10.32

KBS INTERNATIONAL HOLDINGS INC.

AMENDMENT NO. 1 TO THE INVESTOR MAKE GOOD SIDE LETTER AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) THE INVESTOR MAKE GOOD SIDE LETTER AGREEMENT (as defined below) is made as of October 13, 2011, by and among KBS International Holdings Inc. (f.k.a. “Bay Peak 1 Opportunity Corp.”, the “Company”), the undersigned investors of the Company and David Steele, as the Investor Representative.

Capitalized but undefined terms herein shall have the meanings ascribed thereto in the Make Good Agreement (as defined below).

RECITALS

A.         The Company completed a private placement (the “Private Placement”) with the Financing Investors in March 2011 and simultaneously, a share exchange (the “Share Exchange”) with the Controlling Stockholders in respect of such stockholders’ shares in Hongri International holdings Limited (“Hongri”), a British Virgin Islands company;

B.          In connection with the Private Placement, the Company, the Controlling Stockholders, the Financing Investors, the Initial Investors and the Investors’ Representative entered into an Investor Make Good Side Letter Agreement dated on March 11, 2011 (the (“Make Good Agreement”), pursuant to which the Controlling Stockholders agreed to put in escrow up to 4,000,000 of the shares of Common Stock issued thereto in the Share Exchange in guaranty certain financial performance targets of the Company set forth in the Make Good Agreement;

C.          As one of the financial performance targets of the Company set forth in the Make Good Agreement, Hongri’s Actual 2010 Net Income (“2010 Target”) exceeded $11,500,000; and

D.          The undersigned deem it in their mutual interests to amend the Make Good Agreement to the effect that the Financial Investors and the Investors’ Representative agree to the release of certain escrow shares to the Controlling Stockholders upon the achievement of the 2010 Target.

NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

1.          Section 1(g) of the Make Good Agreement is hereby amended in its entirety as follows with immediate effect:

“Notwithstanding the foregoing, if prior to December 31, 2011, the Company becomes listed on the Stock Exchange of Hong Kong Limited, the New York Stock Exchange (the “NYSE”), The NYSE Amex, the NASDAQ Global Select Market, or the NASDAQ Global Market (together, the “NASDAQ”) and has a minimum market capitalization of at least $175 million (based on the closing price of the Common Stock as listed on such an exchange), then no additional shares shall be issuable after the date of such event under Sections 1(a) through 1(e) and the Escrowed Shares remaining in the escrow account created pursuant to Section 1(f) shall be released to the Controlling Stockholders without any action required by the Investors’ Representative or the Investors. Notwithstanding anything to the contrary in the foregoing, in the event that the Company delivers the 2010 Audit to the Investors’ Representative prior to or on the date hereof showing that the 2010 Target has been achieved, an aggregate of 2,000,000 shares shall be released from the escrow account immediately to the Controlling Stockholders pro rata to their respect in interest in the total of 4,000,000 Escrow Shares, without any action required by the Investors’ Representative or the Investors and the shares remaining in the escrow account shall continue to be subject to, and remain releasable only upon the achievement of, the performance target set forth in Section 1(b)”.

2.          Except as expressly modified herein, the Make Good Agreement, as amended, shall remain in full force and effect.

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Very truly yours,

KBS INTERNATIONAL HOLDINGS INC.
(F.K.A. BAY PEAK 1 OPPORTUNITY CORP.)

By: /s/ Keyan Yan
Name: Keyan Yan
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CONTROLLING STOCKHOLDERS:

/s/ Chan Sun Keung
Printed Name: Chan Sun Keung

Address for Notice:
Room 616 6/F, Cheuk Wah House
Hing Wah Estate, Chai Wan, Hong Kong

Fax:
Email:

/s/ Cheung So Wa
Printed Name: Cheung So Wa

Address for Notice:
Room 2303, Luk Yat House, Yat Tung Estate
Tung Cheng, N.T. Hong Kong

Fax:
Email:

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INVESTORS’ REPRESENTATIVE:

/s/ David Steele
Name: David Steele

Address for Notice:
3111 Del Rio Drive
North Vancouver, BC V7N 4C3

Fax: 604-909-2909
Email: steeledave@shaw.ca

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

FINANCING INVESTOR:

CHINA — GROUND FLOOR HOLDINGS, L.P.

By: Ground Floor Capital, LLC

By: /s/ David Steele

Name: David Steele

Title: _____________________________________

Address for Notice:
8090 N. 85th Way, Suite 101
Scottsdale, AZ 85258

Telephone: 604-980-8407
Fax: 604-909-2909
Email: groundfloorcapitalinc@gmail.com

With a copy to:
Scudder Law Firm, P.C., L.L.O.
Attention: Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508
Facsimile: 402-435-4239

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

FINANCING INVESTOR:

CHINA — GROUND FLOOR HOLDINGS VI, L.P.

By: Ground Floor Capital II, LLC

By: /s/ David Steele
Name: David Steele
Title:
Address for Notice:
8090 N. 85th Way, Suite 101
Scottsdale, AZ 85258
Telephone: 604-980-8407
Fax: 604-909-2909
Email: groundfloorcapitalinc@gmail.com
With a copy to:
Scudder Law Firm, P.C., L.L.O.
Attention: Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508
Facsimile: 402-435-4239

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

FINANCING INVESTOR:

CHINA CANADIAN OPPORTUNITY, L.P.

By: Ground Floor Capital (China), Inc.

By: /s/ David Steele

Name: David Steele

Title: _______________________________________

Address for Notice:
8090 N. 85th Way, Suite 101
Scottsdale, AZ 85258

Telephone: 604-980-8407
Fax: 604-909-2909
Email: groundfloorcapitalinc@gmail.com

With a copy to:
Scudder Law Firm, P.C., L.L.O.
Attention: Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508
Facsimile: 402-435-4239

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

FINANCING INVESTOR:

CHINA CANADIAN OPPORTUNITY VI, L.P.

By: Ground Floor Capital (China 88), Inc.

By: /s/ David Steele

Name: David Steele

Title: _______________________________________

Address for Notice:
8090 N. 85th Way, Suite 101
Scottsdale, AZ 85258

Telephone: 604-980-8407
Fax: 604-909-2909
Email: groundfloorcapitalinc@gmail.com

With a copy to:
Scudder Law Firm, P.C., L.L.O.
Attention: Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508
Facsimile: 402-435-4239

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INITIAL INVESTOR:

KEMA MANAGEMENT, LTD.

By: /s/ David Steele

Name: David Steele

Title: _______________________________________

Address for Notice:
3111 Del Rio Drive
North Vancouver, BC V7N 4C3

Telephone: 604-980-8407
Fax:
Email: steeledave@shaw.ca

With a copy to:
Scudder Law Firm, P.C., L.L.O.
Attention: Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508
Email: ghornung@scudderlaw.com

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INITIAL INVESTOR:

/s/ Christopher E. Jensen
Name: Christopher E. Jensen
Title: Individual

Address for Notice:

Telephone: 602-570-3661
Fax:
Email: chris@pvcapgroup.com

With a copy to:
Scudder Law Firm, P.C., L.L.O.
c/o Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508

Email: ghornung@schudderlaw.com

[Signature Page to Amendment No. 1 To Make Good Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INITIAL INVESTOR:

JENSEN CHILDREN IRREVOCABLE
TRUST, DATED MAY 25, 2010

By: /s/ Christopher E. Jensen
Name: Christopher E. Jensen
Title: Trustee

Address for Notice:

20645 North Pima Road, Suite #140
Scottsdale, AZ 85255

Telephone: 602-570-3661
Fax:
Email: chris@pvcapgroup.com

With a copy to:
Scudder Law Firm, P.C., L.L.O.
c/o Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508

Email: ghornung@schudderlaw.com

[Signature Page to Amendment No. 1 To Make Good Agreement]

INITIAL INVESTOR:

BAY PEAK, LLC

By: /s/ Cory Roberts
Name: Cory Roberts
Title: President

Address for Notice:
169 Bolsa Avenue
Mill Valley, CA 94941

Telephone:
Fax:
Email: cory@baypeak.com

With a copy to:
Scudder Law Firm, P.C., L.L.O.
c/o Adam Hornung
411 South 13th Street, Suite 200
Lincoln, NE 68508

Email: ghornung@schudderlaw.com

[Signature Page to Amendment No. 1 To Make Good Agreement]